UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 2, 2023, KAR Auction Services, Inc. (“KAR” or the "Company") issued a press release announcing its financial results for the three months ended March 31, 2023. KAR will host an earnings conference call and webcast, Wednesday, May 3, 2023 at 8:30 a.m., Eastern Daylight Time. The conference call may be accessed by calling 1-833-634-2155 and entering participant passcode "KAR," and the live webcast may be accessed at the investors section of www.karglobal.com. The call will be hosted by KAR's Chief Executive Officer, Peter Kelly, EVP and Chief Financial Officer, Brad Lakhia and Chief Accounting Officer, Scott Anderson. The call will feature a review of operating highlights and business updates, as well as financial results for the three months ended March 31, 2023. The press release dated May 2, 2023 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On May 2, 2023, KAR also posted supplemental financial information for the three months ended March 31, 2023, and Earnings Slides for the three months ended March 31, 2023. The supplemental financial information and Earnings Slides can be located at the investors section of www.karglobal.com. The supplemental financial information and Earnings Slides posted on May 2, 2023 are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety.

Item 7.01    Regulation FD Disclosure.

On May 2, 2023, the Company issued a press release announcing it is rebranding to OPENLANE, with OPENLANE to serve as the brand for both the Company and the Company’s digital marketplaces. The Company further announced that it will change its corporate name to OPENLANE, Inc., effective May 15, 2023. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

    (d) Exhibits

        EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1    Press release dated May 2, 2023 – "KAR Auction Services, Inc. Reports First Quarter 2023 Financial Results"

99.2    KAR Auction Services, Inc. First Quarter 2023 Supplemental Financial Information – May 2, 2023

99.3    KAR Auction Services, Inc. First Quarter 2023 Earnings Slides – May 2, 2023

99.4    Press release dated May 2, 2023 - "KAR Global to Rebrand as OPENLANE"

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    May 2, 2023                KAR Auction Services, Inc.

/s/ BRAD S. LAKHIA
Brad S. Lakhia
Executive Vice President and Chief Financial Officer